SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                     -------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 28, 2001

                                  IDACORP, Inc.
             (Exact name of registrant as specified in its charter)

           Idaho                      1-14465                  82-0505802

      (State or other               (Commission             (I.R.S. Employer
jurisdiction of incorporation)      File Number)           Identification No.)

                             1221 West Idaho Street
                             Boise, Idaho 83702-5627
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (208) 388-2200


                               -------------------
              Former name or address, if changed since last report.


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                                  IDACORP, Inc.

                                    Form 8-K

     Items 1 through 6 and 8 and 9 are inapplicable and have been omitted herefrom.

     Item 7. Financial Statements and Exhibits.
             ---------------------------------
             (c)    Exhibits

                    1.   Selling Agency Agreement dated February 28, 2001.

                    4.1 Indenture for Senior Debt Securities dated as of February 1, 2001

                    4.2 First Supplemental Indenture to Indenture for Senior Debt Securities, dated as of February 1, 2001.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IDACORP, Inc.



                                    By: /s/ J. LaMont Keen
                                        --------------------------------------
                                    J. LaMont Keen
                                    Senior Vice President - Administration and
                                    Chief Financial Officer

                                    By: /s/ Darrel T. Anderson
                                        --------------------------------------
                                    Darrel T. Anderson
                                    Vice President - Finance and Treasurer

Dated: February 28, 2001


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